                                                                  EXHIBIT 10.2.5

                              SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 8, 2002 (herein called this "Amendment"), is entered into by and among CALPINE CORPORATION, a Delaware corporation (herein called the "Company"), the various financial institutions listed on the signature page hereof (the "Lenders") and THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders (herein, in such capacity, called the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company, the Lenders and the Agent have heretofore entered into a certain Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended by that certain First Amendment and Waiver to Second Amended and Restated Credit Agreement, dated as of April 19, 2001 (herein called the "Credit Agreement"); and

     WHEREAS, the Company, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided,

     WHEREAS, the Company has requested that the Lenders waive certain provisions of the Loan Documents, and subject to the terms and provisions hereinafter set forth, the Lenders have agreed to do so;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, the Lenders and the Agent hereby agree as follows:

     SECTION 1.  The Credit Agreement is hereby amended as follows:

          (a) There shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical sequence the following new definitions:

          "2002 Credit Agreement" means that certain Credit Agreement dated as of March 8, 2002 among, inter alia, the Borrower and Scotiabank and Citicorp, as joint administrative agents, as the same may be amended from time to time.

          "Calpine Holdings" means Calpine CCFC Holdings, Inc., a Wholly Owned Subsidiary of the Borrower.

          "Canadian Gas Reserves" means the gas reserves of the Borrower's Canadian Subsidiaries.

          "CCEC" means Calpine Canada Energy Ltd., a Nova Scotia limited liability company.

          "CCEF" means Calpine Canada Energy Finance ULC, a Nova Scotia unlimited liability company, and an indirect Wholly Owned Subsidiary of QCH.

          "CCFCI" means Calpine Construction Finance Company, LP a Delaware limited partnership and an indirect, Wholly Owned Subsidiary of the Borrower.

          "CNGC" means Calpine Natural Gas Company LP, a Delaware limited partnership, the 99% limited partner of which is CNGH and the 1% general partner of which is CNGGP.

          "CNGGP" means Calpine Natural Gas GP, Inc., a Delaware corporation and a direct, Wholly Owned Subsidiary of the Borrower.

          "CNGH" means Calpine Natural Gas Holdings, Inc., a Delaware corporation and a direct, Wholly Owned Subsidiary of the Borrower.

          "Dedicated Assets" means, collectively, the Domestic Gas Reserves, the Canadian Gas Reserves, all property owned by Calpine Holdings and any of is Subsidiaries, all property owned by CCEC and any of its Subsidiaries (other than Calpine Canada Power Holdings Ltd. and its Subsidiaries), the final 25% of the Borrower's indirect equity ownership interest in the holding company which owns the Whitbey Energy Centre, the Island Energy Centre and the Calgary Energy Centre, the property subject to the Pledge Agreements, the Deeds of Trust, the Assignment Agreement and all other property and interests pledged as collateral security for the Obligations. The Dedicated Assets shall be ratably available to secure the Obligations under this Agreement and the 2002 Credit Agreement.

          "Dedicated Subsidiary" means CCEC and each of its Subsidiaries, Calpine Holdings (and any successor thereto) and each of its Subsidiaries, CNGGP and each of its Subsidiaries and CNGH and each of its Subsidiaries.

          "Deed of Trust" means each mortgage, deed of trust, or other real property collateral security instrument, executed and delivered pursuant to the 2002 Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time.

          "Domestic Gas Reserves" means the gas reserves of the Borrower and its Subsidiaries located in the United States.

          "Guarantors" means, collectively, QM, JOQ and QCH and any other Subsidiary of the Borrower that executes a joinder to the Guaranty and becomes a party thereto.

          "Guaranty" means the guaranty executed and delivered by the Guarantors pursuant to the 2002 Credit Agreement.

          "Hazardous Materials Indemnity" means that certain Hazardous Materials Indemnity executed and delivered by the Borrower pursuant to the 2002 Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time.

          "JOQ" means JOQ Canada, Inc., a Delaware corporation and indirect, Wholly Owned Subsidiary of CNGH.

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

          "Pledge Agreements" means the pledge agreements executed and delivered pursuant to the 2002 Credit Agreement, as such agreements may be amended, supplemented, restated or otherwise modified from time to time, which will cover all equity interests in Calpine Holdings, CNGGP and CNGH held by the Borrower and all of the equity interests of QCH in CCEC and such portion of the equity interests of QM and JOQ in CCEC sufficient to pledge to the Agent an aggregate amount of 65% of the total equity interests of CCEC.

          "QCH" means Quintana Canada Holdings, LLC, a Delaware limited liability company and indirect, Wholly Owned Subsidiary of CNGH.

          "QM" means Quintana Minerals (USA), Inc., a Delaware corporation and indirect, Wholly Owned Subsidiary of CNGH.

          "Restricted Subsidiary" has the meaning given in the Senior Note Indentures.

          "Zero-Coupon Debentures" means the outstanding Zero-Coupon Convertible Debentures due 2021 issued by the Borrower pursuant to that certain Indenture dated as of April 30, 2001 between the Borrower and Wilmington Trust Company as trustee.

          (b) The definition of the term "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Applicable Margin" means, in the case of any Base Rate Loan or LIBO Rate Loan, a rate per annum determined by reference to the Borrower's Credit Rating as follows:

Borrower's      Applicable Base    Applicable LIBO    Commitment
Credit Rating   Rate Margin        Rate Margin        Fee Rate
-------------   -----------        -----------        --------
Level 1         0.50%              1.50%              0.500%

Level 2         0.75%              1.75%              0.500%

Level 3         1.00%              2.00%              0.500%

Level 4         1.25%              2.25%              0.500%

Level 5         1.75%              2.75%              0.500%

     The applicable Level for the Borrower shall be determined by reference to the definition of the term "Borrower's Credit Rating." Notwithstanding the foregoing, from March 11, 2002 through the earlier of (i) the date the Loans have received a rating from S&P or Moody's (ii) or September 8, 2002 the Borrower's credit rating shall be deemed to be Level 3.

          (c)    The definition of the term "Borrower's Credit Rating" in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Borrower's Credit Rating" means, at any time that the Loans shall have been rated by Standard & Poor's Ratings Group ("S&P") or Moody's Investor Service, Inc. ("Moody's"), a level determined in accordance with the following standards: the

     Borrower's Credit Rating shall be "Level 1" if the Loans have (a) an S&P Loan Rating of BBB or better or (b) a Moody's Loan Rating of Baa2 or better. The Borrower's Credit Rating shall be "Level 2" if the Loans do not meet the standards for a "Level 1" rating set forth above and have (a) an S&P Loan Rating of BBB- or better or (b) a Moody's Loan Rating of Baa3 or better. The Borrower's Credit Rating shall be "Level 3" if the Loans do not meet the standards for a "Level 1" or "Level 2" rating set forth above and have (a) an S&P Loan Rating of BB+ or better or (b) a Moody's Loan Rating of Ba1 or better. The Borrower's Credit Rating shall be "Level 4" if the Loans do not meet the standards for a "Level 1", "Level 2" or "Level 3" rating set forth above and have (a) an S&P Loan Rating of BB or better or
     (b) a Moody's Loan Rating of Ba2 or better. If the Loans do not meet the standards for "Level 1", "Level 2", "Level 3" or "Level 4" set forth above or fail to have either an S&P Loan Rating or a Moody's Loan Rating, then the Borrower's Credit Rating shall be "Level 5". Notwithstanding the foregoing, if the Borrower's S&P Loan Rating and Moody's Loan Rating shall differ by two or more Levels, the applicable Level shall be one level numerically higher than the numerically lower of such Levels. As used herein, "S&P Loan Rating" means the senior secured debt rating given to the Loans from time to time by S&P and "Moody's Loan Rating" means the senior secured debt rating given to the Loans from time to time by Moody's. In the event the Loans have an S&P Loan Rating or a Moody's Loan Rating but not both, the Borrower's Credit Rating shall be determined on the basis of the single rating that is available without reference to the other rating. At all times after September 8, 2002 when the Loans shall not have a rating from S&P or Moody's, the Borrower's Credit Rating shall be "Level 5. Changes in the Borrower's Credit Rating shall take effect (i) in the case of Applicable LIBO Rate Margin for LIBO Rate Loans, at the beginning of the following Interest Period, and (ii) otherwise, as of the date of public announcement by either S&P or Moody's.

          (d) The definition of the term "Change in Control" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Change in Control" means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower and/or (ii) any "Change of Control" under (and as defined in) any Senior Note Indentures in which such defined term appears.

          (e) The definition of the term "Guaranteed Preferred Securities" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Guaranteed Preferred Securities" means the preferred securities issued by one of the Trusts, from time to time, including, without limitation the $276,000,000 of principal amount of such securities issued in October, 1999, the $300,000,000 of principal amount of such securities issued in January, 2000, the $60,000,000 of principal amount of such securities issued in February, 2000, and the $517,500,000 of principal amount of such securities issued in August, 2000.

          (f) The definition of the term "Issuer" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Issuer" means Scotiabank, or any Affiliate, unit of agency thereof, any other Lender acceptable to the Borrower and the Agent, and any successor to any of the foregoing Persons.

          For purposes hereof, each reference to the term "Issuer" appearing in the Credit Agreement shall be deemed amended to refer to (i) one of, (ii) any of, (iii) certain of or (iv) all of, Scotiabank or such other Lenders, as the context may require.

          (g)    The definition of the term "Senior Note Indentures" in Section
1.1 of the Credit Agreement is hereby amended by inserting the following clause immediately prior to the end thereof:

     "and any other indentures relating to outstanding Senior Notes."

          (h) The definition of the term "Senior Notes" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following clause immediately prior to the end thereof:

     "and any similar senior notes issued by the Borrower after the Effective Date but on or before January 1, 2002."

          (i) The definition of the term "Trust" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Trust" means Calpine Capital Trust, Calpine Capital Trust II and Calpine Capital Trust III, each a Delaware business trust.

          (j)    There shall be added to the Credit Agreement new subsections
(c), (d) and (e) to Section 2.2 of the Credit Agreement reading in their entirety as follows:

          (c) There shall be a mandatory reduction of the Commitments hereunder and the commitments under the 2002 Credit Agreement by an amount equal to one hundred percent (100%) of Net Available Cash from any Asset Sale of any Dedicated Asset; provided, however, that the Borrower may, at its discretion retain (and as a consequence of such retention, there shall be excluded from any such mandatory reduction) up to an aggregate of $75,000,000 of such Net Available Cash so long as such Net Available Cash is applied by the Borrower in accordance with Section 8.2.10(b) hereof.

          (d) Any reduction of the Commitments and commitments described in clause (c) shall be effective on the first Business Day following the Borrower's receipt of any related Net Available Cash. All such amounts shall first be applied to the ratable reduction of the Commitments and the commitments under the 2002 Credit Agreement. To that end, such amounts shall first be applied to ratably prepay the Loans and loans under the 2002 Credit Agreement, and the corresponding cancellation of the Commitment Amount and the commitments under the 2002 Credit Agreement by the respective amount of such prepayments (or if no Revolving Loans or loans under the 2002 Credit Agreement are outstanding to the reduction of any unused portion of the Revolving Commitment and such commitments), and finally to the ratable cash collateralization of any Letters of Credit and letters of credit under the 2002 Credit Agreement.

          (e) To the extent that the Commitment Amount is at any time less than the aggregate Stated Amount of outstanding Letters of Credit then in effect, then the Borrower must deposit with the Agent cash collateral in accordance with Section 4.7 hereof.

          (k) Section 3.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (c) thereof, (ii) deleting the period at the end of subsection (d) thereof and replacing it with "a semicolon", and (iii) adding new subsections (e) and (f) thereafter reading in their entirety as follows:

          (e) shall, if a Default shall have occurred and be continuing on any date that the Borrower gives notice of the purchase, redemption or prepayment of the Zero Coupon Debentures in cash, or if an Event of Default shall have occurred and be continuing on any date that the Borrower purchases, redeems or prepays the Zero Coupon Debentures, make a mandatory prepayment in an amount equal to the outstanding principal amount of all Loans then outstanding and deposit with the Agent, cash collateral in an amount equal to the outstanding Letters of Credit; and

          (f) shall, if any non-cash proceeds from any Asset Sale of any Dedicated Assets shall be received by a Subsidiary that is not directly or indirectly owned by a Dedicated Subsidiary, thereupon make a mandatory prepayment and corresponding reduction in Commitments pursuant to Section
     2.2.2 in an amount equal to the market value of such proceeds, as reasonably determined by the Agent.

          (l) The following sentence shall be added immediately prior to the end of Section 3.1:

          Notwithstanding any provision of Sections 2.2 or 3.1 to the contrary, after the occurrence and during the continuance of an Event of Default, all optional and mandatory payments under Section 3.1 shall be applied first to pay any fees and expenses then due and owing hereunder and under the 2002 Credit Agreement, second to the pro rata payment of accrued and unpaid interest on all Loans hereunder and under the 2002 Credit Agreement and third as set forth in Section 2.2.

          (m) Section 4.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 4.7. Cash Collateral. Upon the occurrence and during the continuation of any Event of Default described in Section 9.1.9 or upon notice to the Borrower after the occurrence and during the continuation of any other Event of Default, at the election of the Agent acting on instructions from the Required Lenders, or the occurrence of the Commitment Termination Date, an amount equal to that portion of Letter of Credit Outstanding attributable to outstanding and undrawn Letters of Credit shall be deemed to have been paid or disbursed by the Issuers under the Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed), and, upon notification by the Issuers to the Agent and the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Agent the amount deemed to have been so paid or disbursed by the Issuers. Any amounts so received by the Agent from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit. At any time when such Letters of Credit shall terminate and all Obligations of the Borrower to the Issuers are either terminated or paid or reimbursed to the Issuers in full, the Obligations of the Borrower under this Section shall also terminate (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from any Issuer), and the Agent will return to the Borrower the aggregate amount deposited by the Borrower with the Issuers and not theretofore applied by the Issuers to any Reimbursement Obligation.

          At such time when all Events of Default shall have been cured or waived, the Agent shall return to the Borrower all amounts then on deposit with it pursuant to this Section. All amounts on deposit pursuant to this Section shall, until their application to any Reimbursement Obligation or their return to the Borrower, as the case may be, bear interest at the daily average Federal Funds Rate from time to time in effect (net of the costs of any reserve requirements, in respect of amounts on deposit pursuant to this Section, pursuant to F.R.S. Board Regulation D), which interest shall be held by the Agent as additional collateral security for the repayment of the Borrower's Obligations in connection with the Letters of Credit issued by the Issuers."

          (n) Section 6.1.6 of the Credit Agreement is hereby amended by replacing the date "December 31, 1999" with the date "December 31, 2000".

          (o) Clause (b) of Section 7.8 of the Credit Agreement is hereby amended by deleting the reference to "Section 8.2.10" and replacing it with "Section 8.2.9".

          (p) Clause (e) of Section 8.2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (e) Indebtedness of one or more Subsidiaries of the Borrower incurred solely to finance the development, construction or purchase of, or repairs, expansions, enhancements, improvements or additions to, the assets of such Subsidiaries so long as (i) the principal amount of any such Indebtedness (x) for development of existing gas reserves does not exceed an aggregate of $50,000,000 for any such existing reserves or (y) for expansions, enhancements, improvements or additions to an existing asset which has already achieved commercial operation does not exceed an aggregate of $60,000,000 for any single financing or series of related financings for such asset (exclusive of up to $250,000,000 of Indebtedness for the expansion of the energy center at Zion, Illinois) and (ii) recourse for any such Indebtedness is limited solely (A) to the asset or assets being financed, (B) to such Subsidiaries themselves, where the asset or assets being financed constitute all or substantially all of the assets of such Subsidiaries (each, a "Special

     Purpose Subsidiary"), and/or (C) to the stock or other ownership interests in such Special Purpose Subsidiaries;

          (q) Section 8.2.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (k) thereof, (ii) inserting a new subsection (l) reading in its entirety as follows:

          "(l)   Indebtedness under the 2002 Credit Agreement; and"

(iii) changing the old subsection (l) to subsection (m) and (iv) changing the reference in the new subsection (m) from "clause (l)" to "clause (m)".

          (r) Clause (a) of Section 8.2.3 of the Credit Agreement is hereby amended by inserting the following clause immediately prior to the end thereof:

     "and Liens securing payment of the obligations of the Borrower granted pursuant to the 2002 Credit Agreement, which Liens (including the Lien on property subject to the Assignment Agreement) shall ratably secure the Obligations hereunder"

          (s) Clause (m) of Section 8.2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (m) Liens securing Attributable Debt with respect to outstanding leases entered into pursuant to Sale/Leaseback Transactions so long as, with respect to Sale/Leaseback Transactions closing after January 1, 2002, the amount thereof does not exceed 10% of the consolidated tangible assets of the Borrower and its Subsidiaries; and

          (t) Section 8.2.6 of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the end of subsection (b)(i) thereof:

     "and provided further, that the Borrower may make optional purchases, redemptions or prepayments of the Zero Coupon Debentures if both before and after giving effect thereto, no Default shall have occurred and be continuing; or"

          (u) Section 8.2.8 of the Credit Agreement is hereby amended by deleting the phrase "$10,000,000 in any Fiscal Year or $50,000,000 during the full term of such arrangements" and replacing it with "$25,00,000 in any Fiscal Year".

          (v) Subsection (b) of Section 8.2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(b)   such sale, transfer, lease, contribution or conveyance is not covered by clause (a) above and (i) the Borrower or its Subsidiary receives consideration at the time of such sale, transfer, lease, contribution or conveyance at least equal to the fair market value of assets being sold, transferred, leased, contributed or conveyed (ii) at least sixty percent (60%) of the consideration received by the Borrower or such Subsidiary is in the form of cash or cash equivalents, and (iii) an amount equal to 100% of Net Available Cash is either reinvested in Additional Assets within 365 days of such asset sale or applied by the Borrower pursuant to Section 2.2 to prepay the Loans and the loans outstanding under the 2002 Credit Agreement, so long as any Net Available Cash from Dedicated Assets is applied by the Borrower pursuant to Section 2.2."

          (w) That portion of Section 8.2.13 of the Credit Agreement prior to subsection (a) thereof is hereby amended and restated in its entirety to read as follows:

          SECTION 8.2.13. Negative Pledges, Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clauses (a),
     (b), (e), (f), (g) and (l) of Section 8.2.2 (and refinancings, extensions and renewals of such Indebtedness permitted under clause (m) of Section 8.2.2) or any agreements in respect of Sale/Leaseback Transactions permitted by clause (m) of Section 8.2.3) prohibiting

          (x) The second sentence of Section 11.1 of the Credit Agreement is hereby amended by deleting the reference therein to "Section 6.3" and replacing it with "Section 10.3."

          (y) Subsection (a) of Section 11.11.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(a)   with the written consents of the Borrower and the Agent (which consents shall not be unreasonably withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the tenth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) and each Issuer (which consents may be granted or withheld in their sole unfettered discretion) may at any time assign and delegate to one or more commercial banks or other financial institutions, and"

          (z) Subsection (b) of Section 11.11.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (b) with notice to the Borrower, the Agent and the Issuers and with the written consent of the Issuers (which consents may be granted or withheld in their sole unfettered discretion) and the Borrower (which consent shall not be unreasonably withheld and which consent shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the tenth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may assign and delegate to any of its Affiliates or to any other Lender

          (aa)   Indented clause (ii) following subsection (b) of Section
11.11.1 of the Credit Agreement is hereby amended by adding immediately after the reference to "accepted by the Agent" the following:

     "and the Borrower (such approval not to be unreasonably withheld)"

     SECTION 2. To induce the Lenders and the Agent to enter into this Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VII of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (i) The execution and delivery of this Amendment, and the performance by the Company of its obligations hereunder, are within the Company's corporate powers, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any agreement binding upon the Company;

          (ii) This Amendment is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and

          (iii) No Default has occurred and is continuing and no Default will result from the execution and delivery of this Amendment.

     SECTION 3. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

          (i) This Amendment duly executed by the Company, Required Lenders and Calpine Gilroy; and

          (ii) Such other documents as the Agent shall have reasonably requested.

     SECTION 4. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby. It is understood and agreed that from and after the date of the effectiveness of this Amendment, the proceeds of any Net Available Cash from any Asset Sale of Dedicated Asset (including, without limitation, any proceeds realized from the Assignment Agreement or any Lien granted pursuant to the Assignment Agreement), will be ratably shared among the Lenders and the lenders party to the 2002 Credit Agreement. By their execution hereof, the parties hereto have agreed to permit (a) the assignment by Calpine Gilroy of its rights under the contract that is the subject of the Assignment Agreement to the Borrower and (b) the pledge by Borrower of all of the rights assigned to it to be pledged as collateral security with the obligations under this Credit Agreement pursuant to an Amended and Restated Assignment Agreement and under the 2002 Credit Agreement on terms and conditions satisfactory to the Agent. Upon the execution of such documentation, the perfection of the interests thereunder, and with the receipt of written consent from all Lenders, the Agent may terminate the Assignment Agreement and such Amended and Restated Assignment Agreement shall thereupon be deemed to be the Assignment Agreement for all purposes of the Credit Agreement

     SECTION 5. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL

LAWS OF THE STATE OF NEW YORK. All obligations of the Company and rights of the Lenders and the Agent expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     SECTION 6. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 7. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     SECTION 8. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CALPINE CORPORATION

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     THE BANK OF NOVA SCOTIA, as Agent and
                                     Lender

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     BAYERISCHE LANDESBANK
                                     GIROZENTRALE

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     CIBC INC.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     BAYERISCHE HYPO-UND VEREINSBANK AG

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     ING (U.S.) CAPITAL LLC

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     TORONTO DOMINION (TEXAS) INC.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     BANK OF AMERICA, N.A.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     DRESDNER BANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     FLEET NATIONAL BANK

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     FORTIS CAPITAL CORP.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

The undersigned has reviewed and approved the Amendment and confirms that its obligations under the Assignment Agreement remain in full force and effect.

CALPINE GILROY COGEN, L.P.,
a Delaware limited partnership

By: Calpine Gilroy 1, Inc.,
    a Delaware corporation,
    its general partner

    By:_____________________________________
    Title:

Address:     50 W. San Fernando St.
             San Jose, CA 95113

Attention:   Vice President - Finance

Telecopier:  408-995-0505